Exhibit 99.1
                                                                    ------------


                                THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of approximately 2,626 conventional, one- to four-family, adjustable-rate Mortgage Loans (the "Mortgage Loans") secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of October 1, 1998 (the "Cut-off Date") of approximately $294,850,853, after application of scheduled payments due on or before the Cut-off Date whether or not received and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years.

         Each Mortgage Loan provides for semi-annual adjustment to the Mortgage Rate thereon (in the case of approximately 87.47%, approximately 6.23% and approximately 0.26% of the Mortgage Loans, after an initial period of approximately two years, three years and five years, respectively, from the date of origination thereof (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan")), and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each Mortgage Loan, including each Delayed First Adjustment Mortgage Loan, will generally not increase or decrease by more than a specified percentage ranging from 1.00% to 1.50% per annum (the "Periodic Rate Cap"), as provided in the related Mortgage Note, on any related Adjustment Date and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and Gross Margin, calculated as described herein. See "--The Index" herein. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due generally on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause.

         Approximately 72.03% of the Mortgage Loans provide for payment by the mortgagor of a Prepayment Charge in limited circumstances on certain prepayments as provided in the related Mortgage Note. Such Mortgage Loans provide for payment of a Prepayment Charge on certain partial prepayments and all prepayments in full made within a specified period not in excess of five years from the date of origination of such Mortgage Loan, as provided in the related Mortgage Note. The amount of the Prepayment Charge is as provided in the related Mortgage Note, but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related Mortgage Loan in any 12 month period, as permitted by law. The holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described in the Agreement, the Master Servicer may waive the payment of any otherwise applicable Prepayment Charge. Investors should conduct their own analysis of the effect, if any, that the Prepayment Charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the Prepayment Charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         The average principal balance of the Mortgage Loans at origination was approximately $112,394. No Mortgage Loan had a principal balance at origination greater than approximately $1,850,000 or less than approximately $18,000. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $112,281. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $1,846,058 or less than approximately $17,993.

         The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 5.450% per annum to approximately 14.500% per annum, and the weighted average Mortgage Rate was approximately 9.645% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 4.450% to approximately 7.950%, Minimum Mortgage Rates ranging from approximately 5.450% per annum to approximately 14.500% per annum and Maximum Mortgage Rates ranging from approximately 11.450% per annum to approximately 21.500% per annum. As of the Cutoff Date, the weighted average Gross Margin was approximately 6.212%, the weighted average Minimum Mortgage Rate was approximately 9.643% per annum and the weighted average Maximum Mortgage Rate was approximately 16.609% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in August 2003 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is August 2000.

         The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 78.45%. At origination, no Mortgage Loan will have a loan-to-value ratio greater than approximately 94.78% or less than approximately 18.85%.

         The weighted average remaining term to stated maturity of the Mortgage Loans will be approximately 29 years and 10 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to August 1997 or after November 1998, or will have a remaining term to stated maturity of less than 13 years and 9 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is October 2028.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                              PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                                                    % OF
                                                             NUMBER       AGGREGATE ORIGINAL    AGGREGATE ORIGINAL
         RANGE ($)                                          OF LOANS      PRINCIPAL BALANCE     PRINCIPAL BALANCE
         ---------                                          --------      -----------------     -----------------
         0.01 -    50,000.00  . . . . . . . . . . . .         443         $  16,742,392.00             5.67%
    50,000.01 -   100,000.00  . . . . . . . . . . . .       1,079            78,561,851.00            26.62
   100,000.01 -   150,000.00  . . . . . . . . . . . .         561            69,167,327.00            23.43
   150,000.01 -   200,000.00  . . . . . . . . . . . .         251            43,634,118.00            14.78
   200,000.01 -   250,000.00  . . . . . . . . . . . .         138            30,726,774.00            10.41
   250,000.01 -   300,000.00  . . . . . . . . . . . .          66            18,200,608.00             6.17
   300,000.01 -   350,000.00  . . . . . . . . . . . .          28             8,992,561.00             3.05
   350,000.01 -   400,000.00  . . . . . . . . . . . .          20             7,624,500.00             2.58
   400,000.01 -   450,000.00  . . . . . . . . . . . .          15             6,401,675.00             2.17
   450,000.01 -   500,000.00  . . . . . . . . . . . .          16             7,657,550.00             2.59
   500,000.01 -   550,000.00  . . . . . . . . . . . .           2             1,055,000.00             0.36
   550,000.01 -   600,000.00  . . . . . . . . . . . .           5             2,807,250.00             0.95
 1,700,000.01 - 1,750,000.00  . . . . . . . . . . . .           1             1,725,000.00             0.58
 1,800,000.01 - 1,850,000.00  . . . . . . . . . . . .           1             1,850,000.00             0.63
                                                            -----         ----------------           ------

     Total.............................................     2,626         $ 295,146,606.00           100.00%
                                                            =====         ================           ======





                          PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                       AGGREGATE           % OF AGGREGATE
                                                         NUMBER     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                           OF       OUTSTANDING AS OF      OUTSTANDING AS OF
         RANGE ($)                                        LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
         ---------                                        -----     ----------------       ----------------
         0.01 -       50,000.00 . . . . . . . . . .        444      $  16,761,172.13              5.68%
    50,000.01 -      100,000.00 . . . . . . . . . .       1,078        78,439,303.11             26.60
   100,000.01 -      150,000.00 . . . . . . . . . .        561         69,102,134.89             23.44
   150,000.01 -      200,000.00 . . . . . . . . . .        252         43,793,454.90             14.85
   200,000.01 -      250,000.00 . . . . . . . . . .        138         30,749,731.33             10.43
   250,000.01 -      300,000.00 . . . . . . . . . .         65         17,936,118.67              6.08
   300,000.01 -      350,000.00 . . . . . . . . . .         28          8,986,461.92              3.05
   350,000.01 -      400,000.00 . . . . . . . . . .         20          7,616,430.50              2.58
   400,000.01 -      450,000.00 . . . . . . . . . .         15          6,395,722.67              2.17
   450,000.01 -      500,000.00 . . . . . . . . . .         16          7,651,291.28              2.59
   500,000.01 -      550,000.00 . . . . . . . . . .          2          1,054,327.10              0.36
   550,000.01 -      600,000.00 . . . . . . . . . .          5          2,798,682.49              0.95
 1,700,000.01 -    1,750,000.00 . . . . . . . . . .          1          1,719,964.79              0.58
 1,800,000.01 -    1,850,000.00 . . . . . . . . . .          1          1,846,057.51              0.63
                                                         -----      ----------------            ------

                                                         2,626      $ 294,850,853.29            100.00%
     Total.........................................      =====      ================            ======

                                  MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                                  AGGREGATE            % OF AGGREGATE
                                                                               PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                                 OF LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                                 --------     ----------------       ----------------
 5.000 -  5.499 ........................................             1         $      34,772.80             0.01%
 5.500 -  5.999 ........................................             2               364,128.61             0.12
 6.000 -  6.499 ........................................             3               426,829.02             0.14
 6.500 -  6.999 ........................................            12             1,655,580.70             0.56
 7.000 -  7.499 ........................................            11             1,491,137.62             0.51
 7.500 -  7.999 ........................................            63            10,102,987.12             3.43
 8.000 -  8.499 ........................................           109            16,236,477.69             5.51
 8.500 -  8.999 ........................................           445            62,160,985.04            21.08
 9.000 -  9.499 ........................................           334            40,031,183.33            13.58
 9.500 -  9.999 ........................................           676            76,176,218.81            25.84
10.000 - 10.499 ........................................           300            27,184,985.41             9.22
10.500 - 10.999 ........................................           335            32,247,924.77            10.94
11.000 - 11.499 ........................................           123            10,156,835.23             3.44
11.500 - 11.999 ........................................           122             9,891,570.76             3.35
12.000 - 12.499 ........................................            30             2,401,339.38             0.81
12.500 - 12.999 ........................................            38             3,105,286.44             1.05
13.000 - 13.499 ........................................            12               600,762.98             0.20
13.500 - 13.999 ........................................             8               352,042.58             0.12
14.500 - 14.999 ........................................             2               229,805.00             0.08
                                                                 -----         ----------------           ------

     Total..............................................         2,626         $ 294,850,853.29           100.00%
                                                                 =====         ================           ======


                            MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                                  AGGREGATE            % OF AGGREGATE
                                                                               PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                   NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                                 OF LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                                 --------     ----------------       ----------------
 5.000 -  5.499 ........................................             1         $      34,772.80             0.01%
 5.500 -  5.999 ........................................             2               364,128.61             0.12
 6.000 -  6.499 ........................................             3               426,829.02             0.14
 6.500 -  6.999 ........................................            12             1,655,580.70             0.56
 7.000 -  7.499 ........................................            11             1,491,137.62             0.51
 7.500 -  7.999 ........................................            63            10,102,987.12             3.43
 8.000 -  8.499 ........................................           108            16,236,477.69             5.48
 8.500 -  8.999 ........................................           445            62,160,985.04            21.08
 9.000 -  9.499 ........................................           334            40,031,183.33            13.58
 9.500 -  9.999 ........................................           675            75,970,519.32            25.77
10.000 - 10.499 ........................................           299            27,132,628.65             9.20
10.500 - 10.999 ........................................           337            32,530,166.77            11.03
11.000 - 11.499 ........................................           124            10,209,191.99             3.46
11.500 - 11.999 ........................................           122             9,891,570.76             3.35
12.000 - 12.499 ........................................            30             2,401,339.38             0.81
12.500 - 12.999 ........................................            38             3,105,286.44             1.05
13.000 - 13.499 ........................................            12               600,762.98             0.20
13.500 - 13.999 ........................................             8               352,042.58             0.12
14.500 - 14.999 ........................................             2               229,805.00             0.08
                                                                 -----         ----------------           ------

     Total..............................................         2,626         $ 294,850,853.29           100.00%
                                                                 =====         ================           ======

                                     MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                                 AGGREGATE            % OF AGGREGATE
                                                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
    MAXIMUM                                                      NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                               OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                               --------      ----------------       ----------------
11.000 - 11.499.........................................            1          $      34,772.80            0.01%
12.500 - 12.999.........................................            7                982,527.21            0.33
13.000 - 13.499.........................................            4                513,692.86            0.17
13.500 - 13.999.........................................           11              1,461,919.72            0.50
14.000 - 14.499.........................................           12              1,778,873.45            0.60
14.500 - 14.999.........................................           74             12,142,653.57            4.12
15.000 - 15.499.........................................          117             17,369,287.62            5.89
15.500 - 15.999.........................................          446             61,752,302.60           20.94
16.000 - 16.499.........................................          330             39,097,803.84           13.26
16.500 - 16.999.........................................          668             74,613,025.75           25.31
17.000 - 17.499.........................................          302             27,359,975.70            9.28
17.500 - 17.999.........................................          333             32,004,985.77           10.85
18.000 - 18.499.........................................          116              9,573,401.12            3.25
18.500 - 18.999.........................................          117              9,736,325.62            3.30
19.000 - 19.499.........................................           31              2,434,686.45            0.83
19.500 - 19.999.........................................           36              2,845,355.72            0.97
20.000 - 20.499.........................................           11                567,415.91            0.19
20.500 - 20.999.........................................            8                352,042.58            0.12
21.500 - 21.999.........................................            2                229,805.00            0.08
                                                                -----          ----------------          ------

     Total..............................................        2,626          $ 294,850,853.29          100.00%
                                                                =====          ================          ======

                                      MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                                  AGGREGATE            % OF AGGREGATE
                                                                               PRINCIPAL BALANCE      PRINCIPAL BALANCE
    MINIMUM                                                      NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                               OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                               --------       ----------------       ----------------
 5.000 -  5.499..........................................           1          $      34,772.80              0.01%
 5.500 -  5.999..........................................           2                364,128.61              0.12
 6.000 -  6.499..........................................           3                426,829.02              0.14
 6.500 -  6.999..........................................          12              1,655,580.70              0.56
 7.000 -  7.499..........................................          11              1,491,137.62              0.51
 7.500 -  7.999..........................................          63             10,102,987.12              3.43
 8.000 -  8.499..........................................         109             16,236,477.69              5.51
 8.500 -  8.999..........................................         445             62,160,985.04             21.08
 9.000 -  9.499..........................................         335             40,196,769.62             13.63
 9.500 -  9.999..........................................         675             76,010,632.52             25.78
10.000 - 10.499.........................................          300             27,184,985.41              9.22
10.500 - 10.999.........................................          335             32,247,924.77             10.94
11.000 - 11.499.........................................          123             10,156,835.23              3.44
11.500 - 11.999.........................................          122              9,891,570.76              3.35
12.000 - 12.499.........................................           30              2,401,339.38              0.81
12.500 - 12.999.........................................           38              3,105,286.44              1.05
13.000 - 13.499.........................................           12                600,762.98              0.20
13.500 - 13.999.........................................            8                352,042.58              0.12
14.500 - 14.999.........................................            2                229,805.00              0.08
                                                                -----          ----------------            ------

     Total..............................................        2,626          $ 294,850,853.29            100.00%
                                                                =====          ================            ======

                                           GROSS MARGINS OF THE MORTGAGE LOANS


                                                                                    AGGREGATE           % OF AGGREGATE
                                                                                PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                  NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
GROSS MARGIN (%)                                                 OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
----------------                                                 --------       ----------------       ----------------
4.250 - 4.499...........................................            1           $      34,772.80               0.01%
4.750 - 4.999...........................................            3                 520,972.31               0.18
5.000 - 5.249...........................................            8               1,033,771.49               0.35
5.250 - 5.499...........................................           13               1,870,974.24               0.63
5.500 - 5.749...........................................           51               7,572,035.49               2.57
5.750 - 5.999...........................................          778              87,637,602.97              29.72
6.000 - 6.249...........................................          478              54,386,764.13              18.45
6.250 - 6.499...........................................          164              20,783,175.28               7.05
6.500 - 6.749...........................................          707              76,246,808.26              25.86
6.750 - 6.999...........................................          410              42,918,474.75              14.56
7.250 - 7.499...........................................            4                 269,212.33               0.09
7.500 - 7.749...........................................            4               1,295,408.46               0.44
7.750 - 7.999...........................................            5                 280,880.78               0.10
                                                                -----           ----------------             ------

     Total..............................................        2,626           $ 294,850,853.29             100.00%
                                                                =====           ================             ======




                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                               PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                  NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                                          OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------                                          --------      ----------------       ----------------
Less than or equal to 25.00.............................             5         $     175,109.97             0.06%
25.01 - 30.00...........................................             5               211,415.50             0.07
30.01 - 35.00...........................................             7               613,621.40             0.21
35.01 - 40.00...........................................            13               717,239.04             0.24
40.01 - 45.00...........................................            19             1,776,060.19             0.60
45.01 - 50.00...........................................            28             2,100,946.55             0.71
50.01 - 55.00...........................................            37             3,846,245.61             1.30
55.01 - 60.00...........................................            59             6,099,442.27             2.07
60.01 - 65.00...........................................           115            10,531,734.52             3.57
65.01 - 70.00...........................................           286            26,230,052.69             8.90
70.01 - 75.00...........................................           430            42,783,273.28            14.51
75.01 - 80.00...........................................           799            89,181,714.40            30.25
80.01 - 85.00...........................................           504            66,869,495.66            22.68
85.01 - 90.00...........................................           305            41,489,467.91            14.07
90.01 - 95.00...........................................            14             2,225,034.30             0.75
                                                                 -----         ----------------           ------

     Total..............................................         2,626         $ 294,850,853.29           100.00%
                                                                 =====         ================           ======

                                  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                               PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                  NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOCATION                                                         OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
--------                                                         --------      ----------------       ----------------
Alabama.................................................             1         $     47,567.69              0.02%
Arizona.................................................            78            9,300,605.59              3.15
Arkansas................................................             2               78,359.76              0.03
California..............................................           482           83,191,782.33             28.21
Colorado................................................            86            9,415,121.31              3.19
Connecticut.............................................             1              167,900.00              0.06
Delaware................................................             5              247,180.72              0.08
District of Columbia....................................             1              156,551.11              0.05
Florida.................................................            75            7,798,402.32              2.64
Georgia.................................................            53            6,102,469.50              2.07
Hawaii..................................................            10            2,009,266.22              0.68
Idaho...................................................             9              770,398.66              0.26
Illinois................................................           324           33,064,669.25             11.21
Indiana.................................................            54            4,190,011.39              1.42
Iowa....................................................            25            2,009,300.59              0.68
Kansas..................................................            54            5,123,227.50              1.74
Kentucky................................................             9              534,708.14              0.18
Louisiana...............................................             1               90,915.75              0.03
Maryland................................................            51            4,711,639.86              1.60
Massachusetts...........................................            29            7,633,317.66              2.59
Michigan................................................           112           10,413,396.60              3.53
Minnesota...............................................           123           10,347,387.28              3.51
Missouri................................................            88            5,958,426.23              2.02
Montana.................................................             7              515,483.36              0.17
Nebraska................................................             1               30,990.62              0.01
Nevada..................................................            64            8,240,597.31              2.79
New Hampshire...........................................             5              640,327.90              0.22
New Jersey..............................................             4              493,169.42              0.17
New Mexico..............................................            54            5,769,739.77              1.96
North Carolina..........................................            37            3,274,950.54              1.11
North Dakota............................................             1               54,380.60              0.02
Ohio....................................................           246           19,724,483.74              6.69
Oklahoma................................................            10              682,466.88              0.23
Oregon..................................................            61            7,605,359.68              2.58
Pennsylvania............................................            83            6,569,673.61              2.23
South Carolina..........................................            18            1,449,408.72              0.49
South Dakota............................................             2              118,201.57              0.04
Tennessee...............................................            23            2,233,000.06              0.76
Texas...................................................            48            4,179,967.89              1.42
Utah....................................................            57            6,935,221.72              2.35
Vermont.................................................             2              240,019.99              0.08
Virginia................................................            22            2,008,248.03              0.68
Washington..............................................            88           11,254,463.82              3.82
West Virginia...........................................             6              288,890.64              0.10
Wisconsin...............................................           113            9,137,939.81              3.10
Wyoming.................................................             1               41,262.15              0.01
                                                                 -----         ---------------            ------

     Total..............................................         2,626         $294,850,853.29            100.00
                                                                 =====         ===============            ======


                                    MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                                                   OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-------------                                                   --------      ----------------       ----------------
Single Family...........................................         2,183        $241,567,644.81              81.93%
Two- to Four-Family.....................................           190          20,786,074.61               7.05
Condominium.............................................           116          13,009,831.62               4.41
Planned Unit Development................................           108          17,410,796.27               5.90
Manufactured Housing....................................            29           2,076,505.98               0.70
                                                                 -----        ---------------             ------

     Total..............................................         2,626        $294,850,853.29             100.00%
                                                                 =====        ===============             ======


                               MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY STATUS                                                OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
----------------                                                --------      ----------------       ----------------
Owner-Occupied..........................................         2,210        $261,891,129.53              88.82%
Secondary...............................................            18           2,221,402.50               0.75
Non Owner Occupied......................................           398          30,738,321.26              10.43
                                                                 -----        ---------------             ------
     Total..............................................         2,626        $294,850,853.29             100.00%
                                                                 =====        ===============             ======


     The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.


                                             PURPOSE OF THE MORTGAGE LOANS


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                                    OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------                                                    --------      ----------------       ----------------
Purchase................................................           965        $ 96,985,575.99              32.89%
Equity-out Refinance....................................         1,264         151,608,944.90              51.42
Rate-term Refinance.....................................           397          46,256,332.40              15.69
                                                                 -----        ---------------             ------

     Total..............................................         2,626        $294,850,853.29             100.00%
                                                                 =====        ===============             ======


                                          LOAN PROGRAMS OF THE MORTGAGE LOANS


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                                                    OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------                                                    --------      ----------------       ----------------
Full or Limited Documentation Program...................         1,678        $188,418,110.43              63.90%
Stated Income Documentation Program.....................           948         106,432,742.86              36.10
                                                                 -----        ---------------             ------

     Total..............................................         2,626        $294,850,853.29             100.00%
                                                                 =====        ===============             ======

                                     NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE                                   OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------------                                   --------      ----------------       ----------------
November 1998...........................................            3         $    519,051.55              0.18%
December 1998...........................................            6            1,169,205.63              0.40
January 1999............................................           36            5,218,044.87              1.77
February 1999...........................................           50            5,947,279.16              2.02
March 1999..............................................           17            1,183,313.47              0.40
April 1999..............................................           30            3,775,430.76              1.28
July 1999...............................................            1               30,594.23              0.01
September 1999..........................................            5              270,624.67              0.09
November 1999...........................................            1               53,640.04              0.02
December 1999...........................................            2              675,133.36              0.23
January 2000............................................            1               68,449.07              0.02
March 2000..............................................            3              378,720.84              0.13
April 2000..............................................            7            1,318,291.35              0.45
May 2000................................................            5            2,056,721.59              0.70
June 2000...............................................           16            1,507,738.81              0.51
July 2000...............................................          186           19,444,211.55              6.59
August 2000.............................................        1,304          146,560,334.05             49.71
September 2000..........................................          253           30,235,681.38             10.25
October 2000............................................          522           55,483,724.70             18.82
November 2000...........................................            1              365,028.67              0.12
December 2000...........................................            1              110,749.91              0.04
May 2001................................................            1               61,762.60              0.02
July 2001...............................................           13            1,397,251.55              0.47
August 2001.............................................          101           10,559,934.38              3.58
September 2001..........................................           23            2,159,279.97              0.73
October 2001............................................           36            3,532,950.00              1.20
November 2002...........................................            1              567,961.09              0.19
August 2003.............................................            1              199,744.04              0.07
                                                                -----         ---------------            ------

     Total..............................................        2,626         $294,850,853.29            100.00%
                                                                =====         ===============            ======


                                       PERIODIC RATE CAPS ON THE MORTGAGE LOANS


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
PERIODIC RATE CAP (%)                                           OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
---------------------                                           --------      ----------------       ----------------
1.00....................................................            91        $ 10,587,412.21              3.59%
1.50....................................................         2,535         284,263,441.08             96.41
                                                                 -----        ---------------            ------

     Total..............................................         2,626        $294,850,853.29            100.00%
                                                                 =====        ===============            ======

                                         RISK CATEGORIES OF THE MORTGAGE LOANS


                                                                                  AGGREGATE           % OF AGGREGATE
                                                                              PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                                                 OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
---------------                                                 --------      ----------------       ----------------
A+......................................................           939        $109,967,029.13              37.30%
A+MO*...................................................             1             123,374.02               0.04
A-......................................................           743          91,154,764.68              30.92
A-MO*...................................................            19           1,685,591.51               0.57
B.......................................................           430          46,731,487.26              15.85
C.......................................................           351          32,162,325.16              10.91
C-.....................................................             91           7,825,955.33               2.65
C-HS**..................................................            52           5,200,326.20               1.76
                                                                 -----        ---------------             ------

     Total..............................................         2,626        $294,850,853.29             100.00%
                                                                 =====        ===============             ======

*    Underwritten pursuant to the Mortgage Credit Only program.
**   Underwritten pursuant to the Home Saver program.